FLAGSTONE RE


                     Flagstone Reinsurance Holdings Limited




                          INVESTOR FINANCIAL SUPPLEMENT

                               SECOND QUARTER 2007






                    23 Church Street, Hamilton HM 11, Bermuda

                     Flagstone Reinsurance Holdings Limited
                     Crawford House
                     23 Church Street
                     Hamilton    HM 11
                     Contact Information:
                     --------------------
                     Brenton Slade
                     Director of Investor Relations
                     #441 - 278-4003


                     Website Information:
                     --------------------
                     http://www.flagstonere.bm
                     -------------------------





          This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

                     Flagstone Reinsurance Holdings Limited
                     FINANCIAL SUPPLEMENT TABLE OF CONTENTS

                                                                         Page(s)

        Basis of Presentation                                               i

        Cautionary Note Regarding Forward Looking Statements               ii

        I. Financial Highlights                                             1

        II. Income Statements
            a. Consolidated Statements of Income - Quarterly                2
            b. Gross Premium Written by Line of Business                    3

        III. Balance Sheets
             a. Consolidated Balance Sheets                                 4

        IV. Loss Reserve Analysis
            a. Paid to Incurred Analysis                                    5

        V. Share Analysis
           a. Capital Structure                                             6
           b. Earnings Per Common Share Analysis - As Reported              7
           c. Diluted Book Value Per Common Share Analysis                  8

        VI. Mont Fort Consolidation
            a. Balance Sheet Consolidation                                  9
            b. Income Statement Consolidation                              10

        VII. Regulation G - Non GAAP Financial Measures                    11

                     Flagstone Reinsurance Holdings Limited
                              BASIS OF PRESENTATION


     DEFINITIONS AND PRESENTATION
     ----------------------------


     o Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

     o The debt to capitalization ratio is calculated by dividing the company's debt by the total capital. Total capital represents the sum of equity plus debt.


     o    N/A - Not applicable

     o    In  presenting  the  Company's  results,  management  has included and discussed certain "non-GAAP" financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by the other companies, better explain the Company's results of operations in a manner that allows a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement.

                     Flagstone Reinsurance Holdings Limited

Cautionary Note Regarding Forward-Looking Statements:
-----------------------------------------------------

This report may include forward-looking statements which reflect our current views with respect to future events and financial performance. Statements which include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will" and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the U.S. federal securities laws or otherwise.

These statements include forward-looking statements both with respect to us specifically and our industry in general. These statements are based on certain assumptions and analyses made by us in light of our experience and perception of historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from expectations, including, but not limited to, the following:

o The risks discussed on our Form S-1 filed with SEC on March 30, 2007 beginning on page 12

o    Cyclicality of demand and pricing of reinsurance market

o    Unpredictability and severity of catastrophic events

o    Adequacy of our risk management and loss estimation methods

o    Adequacy of our loss reserves

o    Our limited operating history

o    Dependence on key personnel

o    Dependence on the policies, procedures and expertise of ceding companies

o    Potential loss of business from one or more major reinsurance brokers

o    Potential for financial strength rating downgrade

o    Risks inherent to the Company's acquisition strategy

o    Highly competitive business environment

o    Other factors, most of which are beyond the Company's control.

Accordingly, all of the forward-looking statements made in this report are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph. You should specifically consider the factors identified in our Form S-1 filed with the SEC on March 30, 2007 which could cause actual results to differ before making an investment decision.

                     Flagstone Reinsurance Holdings Limited

                              FINANCIAL HIGHLIGHTS
                    $ in thousands, except per share amounts


HIGHLIGHTS                                               Three months ended             Six months ended
                                                    ----------------------------   ----------------------------
                                                    June 30, 2007  June 30, 2006   June 30, 2007  June 30, 2006
                                                    -------------  -------------   -------------  -------------

Gross premiums written                               $   181,345    $   125,453    $   388,358    $   214,067
Net premiums written                                 $   181,345    $   118,739    $   380,113    $   205,465
Net premiums earned                                  $   111,842    $    37,275    $   213,068    $    56,247
Net investment income                                $    20,531    $     8,173    $    34,162    $    14,801
Net income                                           $    14,694    $    26,095    $    50,304    $    31,846
Comprehensive income                                 $    12,953    $    23,544    $    48,287    $    28,314
Cash flow from operating activities                  $    70,689    $    32,195    $   167,282    $    58,121
Reserve for losses and loss expenses                 $   135,143    $     7,494    $   135,143    $     7,494
Total shareholders' equity                           $ 1,085,845    $   742,153    $ 1,085,845    $   742,153


PER COMMON SHARE AND
COMMON SHARE DATA

Basic earnings per common share                      $      0.17    $      0.36    $      0.64    $      0.47
Diluted earnings per common share                    $      0.17    $      0.36    $      0.64    $      0.47
Basic weighted average common shares outstanding      85,139,757     71,547,891     78,479,958     68,481,102
Diluted weighted average common shares outstanding    85,198,147     71,547,891     78,529,631     68,481,102
Book value per common share                          $     12.73    $     10.37    $     12.73    $     10.37
Diluted book value per common share                  $     12.46    $     10.27    $     12.46    $     10.27

Financial Ratios
 Loss ratio                                                 69.1%           9.7%          58.7%          17.5%
Acquisition cost ratio                                      13.2%          14.1%          12.9%          14.4%
General and administrative expense ratio                    12.3%          22.5%          13.4%          28.9%
                                                     -----------    -----------    -----------    -----------
Combined ratio                                              94.6%          46.3%          84.9%          60.8%
                                                     ===========    ===========    ===========    ===========

                     Flagstone Reinsurance Holdings Limited

                  CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

                                                                                  Quarter ended
                                                        -----------------------------------------------------------------------
                                                        June 30, 2007    March 31, 2007  December 31, 2006  September 30, 2006
                                                        -------------    --------------  -----------------  ------------------
REVENUES
Gross premiums written                                  $    181,345     $    207,013     $     26,508       $     61,914
Reinsurance premiums ceded                                      --             (8,245)            --              (11,389)
                                                        ------------     ------------     ------------       ------------
Net premiums written                                         181,345          198,768           26,508             50,525

Change in net unearned premiums                              (69,503)         (97,542)          45,827             12,956
                                                        ------------     ------------     ------------       ------------
Net premiums earned                                          111,842          101,226           72,335             63,481
Net investment income                                         20,531           13,631            9,562              9,849
Net realized and unrealized gains (losses)                    (1,901)           4,514           10,041             10,827
Other income                                                     251              673            2,874              1,216
                                                        ------------     ------------     ------------       ------------
Total revenues                                               130,723          120,044           94,812             85,373
                                                        ------------     ------------     ------------       ------------

EXPENSES
Loss and loss adjustment expenses                             77,257           47,748            7,110              9,723
Acquisition costs                                             14,725           12,718           10,895             10,946
General and administrative expenses                           13,800           14,669           10,843              7,649
Interest expense                                               3,520            3,264            3,357              1,291
Net foreign exchange gains                                       (56)          (1,282)            (335)              (419)
                                                        ------------     ------------     ------------       ------------
Total expenses                                               109,246           77,117           31,870             29,190
                                                        ------------     ------------     ------------       ------------

Income before income taxes, minority interest
 and interest in earnings of equity investments               21,477           42,927           62,942             56,183
Provision for income tax                                         (77)             (45)             (50)               (78)
Minority interest                                             (7,892)          (7,733)              --                 --
Interest in earnings of equity investments                     1,186              461              691                804

                                                        ------------     ------------     ------------       ------------
NET INCOME                                              $     14,694     $     35,610     $     63,583       $     56,909
                                                        ------------     ------------     ------------       ------------
Change in net unrealized losses                                   --               --           (3,239)             2,815
Change in currency translation adjustment                     (1,741)            (276)            (549)               (23)
                                                        ------------     ------------     ------------       ------------

COMPREHENSIVE INCOME                                    $     12,953     $     35,334     $     59,795       $     59,701
                                                        ============     ============     ============       ============

KEY RATIOS/PER COMMON SHARE DATA

Loss ratio                                                      69.1%            47.2%             9.8%              15.3%
Acquisition cost ratio                                          13.2%            12.6%            15.1%              17.2%
General and administrative expense ratio                        12.3%            14.5%            15.0%              12.1%
                                                          -----------    -------------    ------------       ------------
Combined ratio                                                  94.6%            74.3%            39.9%              44.6%
                                                          ==========     ============     ============       ============
Weighted average common shares outstanding - basic        85,139,757     71,746,162       71,601,718         71,601,718
Weighted average common shares outstanding - diluted      85,198,147     72,010,501       72,094,928         71,757,799

Net income per common share outstanding - basic               $ 0.17     $     0.50       $       0.89       $       0.79
Net income per common share outstanding - diluted             $ 0.17     $     0.49       $       0.88       $       0.79



                                                     Quarter ended        YTD            YTD               Full Year
                                                     ----------------------------  -------------------------------------
                                                     June 30, 2006  June 30, 2007  YTD June 30,2006    December 31, 2006
                                                     -------------- -------------  ----------------    -----------------
REVENUES
Gross premiums written                              $    125,453     $    388,358     $    214,067       $    302,489
Reinsurance premiums ceded                                (6,714)          (8,245)          (8,602)           (19,991)
                                                    ------------     ------------     ------------       ------------
Net premiums written                                     118,739          380,113          205,465            282,498

Change in net unearned premiums                          (81,464)        (167,045)        (149,218)           (90,435)
                                                    ------------     ------------     ------------       ------------
Net premiums earned                                       37,275          213,068           56,247            192,063
Net investment income                                      8,173           34,162           14,801             34,212
Net realized and unrealized gains (losses)                (5,526)           2,613           (8,621)            12,247
Other income                                               2,009              924            2,009              6,099
                                                    ------------     ------------     ------------       ------------
Total revenues                                            41,931          250,767           64,436            244,621
                                                    ------------     ------------     ------------       ------------

EXPENSES
Loss and loss adjustment expenses                          3,609          125,005            9,827             26,660
Acquisition costs                                          5,253           27,443            8,098             29,939
General and administrative expenses                        8,399           28,469           16,249             34,741
Interest expense                                            --              6,784             --                4,648
Net foreign exchange gains                                (1,166)          (1,338)          (1,325)            (2,079)
                                                    ------------     ------------     ------------       ------------
Total expenses                                            16,095          186,363           32,849             93,909
                                                    ------------     ------------     ------------       ------------

Income before income taxes, minority interest
 and interest in earnings of equity investments           25,836           64,404           31,587            150,712
Provision for income tax                                    --               (122)            --                 (128)
Minority interest                                           --            (15,625)            --                 --
Interest in earnings of equity investments                   259            1,647              259              1,754

                                                    ------------     ------------     ------------       ------------
NET INCOME                                          $     26,095     $     50,304     $     31,846       $    152,338
                                                    ------------     ------------     ------------       ------------
Change in net unrealized losses                           (2,603)            --             (3,584)            (4,008)
Change in currency translation adjustment                     52           (2,017)              52               (520)
                                                    ------------     ------------     ------------       ------------

COMPREHENSIVE INCOME                                $     23,544     $     48,287     $     28,314       $    147,810
                                                    ============     ============     ============       ============

KEY RATIOS/PER COMMON SHARE DATA

Loss ratio                                                   9.7%            58.7%            17.5%              13.9%
Acquisition cost ratio                                      14.1%            12.9%            14.4%              15.6%
General and administrative expense ratio                    22.5%            13.4%            28.9%              18.1%
                                                    ------------     ------------     ------------       ------------
Combined ratio                                              46.3%            84.9%            60.8%              47.6%
                                                    ============     ============     ============       ============
Weighted average common shares outstanding - basic    71,547,891       78,479,958       68,481,102         70,054,087
Weighted average common shares outstanding - diluted  71,547,891       78,529,631       68,481,102         70,393,821

Net income per common share outstanding - basic     $       0.36     $       0.64     $       0.47       $       2.17
Net income per common share outstanding - diluted   $       0.36     $       0.64     $       0.47       $       2.16


                     Flagstone Reinsurance Holdings Limited

                    GROSS PREMIUM WRITTEN BY LINE OF BUSINESS


                                Three months ended June 30, 2007  Three months ended June 30, 2006
                               -----------------------------------------------------------------
                                   Gross                                Gross
                                  premiums                             premiums
                                  written        % of total            written        % of total

Property catastrophe             $ 144,389         79.6%              $ 99,831          79.6%
Property                            26,344         14.5%                21,577          17.2%
Short-tail specialty
  and casualty                      10,612          5.9%                 4,045           3.2%
                                -------------------------------------------------------------
Total                            $ 181,345        100.0%             $ 125,453         100.0%
                                =============================================================


                                Six months ended June 30, 2007    Six months ended June 30, 2006
                                ----------------------------------------------------------------
                                   Gross                                Gross
                                  premiums                             premiums
                                  written        % of total            written        % of total

Property catastrophe             $ 302,757         78.0%             $ 160,262          74.9%
Property                            50,900         13.1%                41,751          19.5%
Short-tail specialty
  and casualty                      34,701          8.9%                12,054           5.6%
                                ----------------------------------------------------------------
Total                            $ 388,358        100.0%             $ 214,067         100.0%
                                ================================================================

                                Three months ended June 30, 2007   Three months ended June 30, 2006
                                -------------------------------------------------------------------
Geographic area of risk
  insured(1)
North America                    $ 123,682             68.2%            $ 81,501          65.0%
Worldwide risks(2)                  14,058              7.8%              14,345          11.4%
Europe                              17,053              9.4%               6,911           5.5%
Japan and Australasia               17,874              9.9%              15,849          12.6%
Caribbean                            7,692              4.2%               6,550           5.2%
Other                                  986              0.5%                 297           0.3%
                                ----------------------------------------------------------------
Total                            $ 181,345            100.0%           $ 125,453         100.0%
                                ================================================================

                                Six months ended June 30, 2007     Six months ended June 30, 2006
                                -----------------------------------------------------------------
Geographic area of risk
  insured(1)
North America                    $ 214,433             55.2%           $ 119,901          56.0%
Worldwide risks(2)                  39,664             10.2%              31,684          14.8%
Europe                              84,021             21.6%              28,877          13.5%
Japan and Australasia               29,513              7.6%              18,780           8.8%
Caribbean                           15,055              3.9%              12,366           5.8%
Other                                5,672              1.5%               2,459           1.1%
                                ----------------------------------------------------------------
Total                            $ 388,358            100.0%           $ 214,067         100.0%
                                ================================================================

(1) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.

(2) This geographic area includes contracts that cover risks primarily in two or more geographic zones.

                    Flagstone Reinsurance Holdings Limited

                         CONSOLIDATED BALANCE SHEETS

                                                                                         As at
                                                    --------------------------------------------------------------------------------
                                                    June 30, 2007  March 31, 2007 December 31, 2006 September 30, 2006 June 30, 2006
                                                    -------------- -------------- ----------------- ------------------ -------------
ASSETS
Investments:
   Fixed maturity investments, at fair value       $   978,660     $   902,509     $   682,278      $   367,399       $   221,857
   Short term investments, at fair value                25,583           4,974              --          227,698            52,122
   Equity investments, at fair value                    28,766          23,090              --               --            69,008
   Other investments                                   157,438         151,272          74,496           48,513            21,943
                                                   -----------     -----------     -----------      -----------       -----------
Total investments                                    1,190,447       1,081,845         756,774          643,610           364,930
                                                   -----------     -----------     -----------      -----------       -----------

Cash and cash equivalents                              422,045         191,191         261,352          326,758           391,424
Proceeds receivable from initial public offering            --         164,854              --               --                --
Reinsurance premium balances receivable                220,229         145,834          68,940          106,168           129,105
Unearned premiums ceded                                  4,211           7,484           8,224           13,003             6,762
Accrued interest receivable                              7,719           5,965           6,331            4,779             3,756
Receivable for investments sold                             --              --           3,599               --                --
Deferred acquisition costs                              34,186          22,867          11,909           17,184            17,537
Funds withheld                                           5,138           5,069              --               --                --
Goodwill                                                 6,602           5,624           5,624            4,264             4,264
Other assets                                            17,580          17,363          18,659           14,819             5,413
Due from related parties                                 2,291           1,094           3,090              805             1,294
                                                   -----------     -----------     -----------      -----------       -----------
TOTAL ASSETS                                       $ 1,910,448     $ 1,649,190     $ 1,144,502      $ 1,131,390       $   924,485
                                                   ===========     ===========     ===========      ===========       ===========

LIABILITIES
Loss and loss adjustment expense reserves          $   135,143     $    66,540     $    22,516      $    16,944       $     7,494
Unearned premiums                                      269,020         202,803          98,659          149,265           155,980
Insurance and reinsurance balances payable                 883           6,235              --               --                --
Payable for investments purchased                        1,201           7,246           9,531           10,989             2,472
Long term debt                                         238,290         137,361         137,159          136,476                --
Other liabilites                                        17,164          12,683          11,866           12,479             9,362
Due to related parties                                   1,283           1,359             252            1,274             6,105
                                                   -----------     -----------     -----------      -----------       -----------
TOTAL LIABILITIES                                      662,984         434,227         279,983          327,427           181,413
                                                   -----------     -----------     -----------      -----------       -----------

Temporary equity                                            --              --              --            1,547               919

Minority Interest                                      161,619         153,727              --               --                --

SHAREHOLDERS' EQUITY

Common shares                                              853             845             715              715               715
Additional paid-in capital                             901,279         889,631         728,378          726,070           725,508
Accumulated other comprehensive (loss)                  (2,536)           (795)         (4,528)            (740)           (3,532)
Retained earnings                                      186,249         171,555         139,954           76,371            19,462
                                                   -----------     -----------     -----------      -----------       -----------
TOTAL SHAREHOLDERS' EQUITY                           1,085,845       1,061,236         864,519          802,416           742,153
                                                   -----------     -----------     -----------      -----------       -----------

TOTAL LIABILITIES, TEMPORARY EQUITY,
  MINORITY INTEREST AND SHAREHOLDERS' EQUITY       $ 1,910,448     $ 1,649,190     $ 1,144,502      $ 1,131,390       $   924,485
                                                   ===========     ===========     ===========      ===========       ===========

Book value per common share                        $     12.73     $     12.55     $     12.08      $     11.22       $     10.37
                                                   ===========     ===========     ===========      ===========       ===========

Diluted book value per common share                $     12.46     $     12.31     $     11.94      $     11.09       $     10.27
                                                   ===========     ===========     ===========      ===========       ===========

Debt to total capitalization                              18.0%           11.5%           13.7%            14.5%              N/A
                                                   ===========     ===========     ===========      ===========       ===========

                     Flagstone Reinsurance Holdings Limited

         RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS


                                           Three months ended June 30, 2007            Three months ended March 31, 2007
                                       -----------------------------------------    ----------------------------------------
Reserve for losses and loss expenses       Gross      Recoveries        Net            Gross       Recoveries       Net
                                       ------------- ------------- -------------    ------------  ------------  ------------

                Beginning of period        $ 66,540           $ -      $ 66,540        $ 22,516           $ -      $ 22,516

                Incurred                     77,257             -        77,257          47,748             -        47,748

                Paid                         (8,654)            -        (8,654)         (3,724)            -        (3,724)
                                       ------------- ------------- -------------    ------------  ------------  ------------

               End of period              $ 135,143           $ -     $ 135,143        $ 66,540           $ -      $ 66,540
                                       ============= ============= =============    ============  ============  ============

Paid to incurred percentage                   11.2%          0.0%         11.2%            7.8%          0.0%          7.8%
                                       ============= ============= =============    ============  ============  ============


                                         For the year ended December 31, 2006
                                       ----------------------------------------
Reserve for losses and loss expenses      Gross       Recoveries       Net
                                       ------------- ------------- ------------

                Beginning of period             $ -           $ -           $ -

                Incurred                     26,660             -        26,660

                Paid                         (4,144)            -        (4,144)
                                       ------------- ------------- ------------

               End of period               $ 22,516           $ -      $ 22,516
                                       ============= ============= ============

Paid to incurred percentage                   15.5%          0.0%         15.5%
                                       ============= ============= ============

                     Flagstone Reinsurance Holdings Limited

                                CAPITAL STRUCTURE

                                            ------------------------------------------------------------------------------
                                                June 30, 2007              March 31, 2007            December 31, 2006
                                            -----------------------    -----------------------    ------------------------

Long term debt                                           $ 238,290                  $ 137,361                   $ 137,159
Shareholders' equity                                     1,085,845                  1,061,236                     864,519
                                            -----------------------    -----------------------    ------------------------

Total Capitalization                                   $ 1,324,135                $ 1,198,597                 $ 1,001,678
                                            =======================    =======================    ========================

Leverage ratios:
Debt to total capitalization                                 18.0%                      11.5%                       13.7%
                                            =======================    =======================    ========================



                                            --------------------------   ---------------------
                                               September 30, 2006           June 30, 2006
                                            --------------------------   ---------------------

Long term debt                                              $ 136,476                     $ -
Shareholders' equity                                          802,416                 742,153
                                            --------------------------   ---------------------

Total Capitalization                                        $ 938,892               $ 742,153
                                            ==========================   =====================

Leverage ratios:
Debt to total capitalization                                    14.5%                     n/a
                                            ==========================   =====================

                     Flagstone Reinsurance Holdings Limited

            EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

                                                           Three months ended                          Six months ended
                                                                June 30,                                   June 30,
                                                  -------------------------------------      -------------------------------------
                                                        2007                2006                   2007               2006
                                                  ------------------  -----------------      -----------------  ------------------

Net income available to common shareholders                $ 14,694           $ 26,095               $ 50,304            $ 31,846
                                                  ==================  =================      =================  ==================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares
  outstanding                                             85,139,757         71,547,891             78,479,958          68,481,102

Dilutive share equivalents:
Warrants                                                          -                  -                      -                   -
Performance share units                                           -                  -                      -                   -
Restricted share units                                       58,390                  -                 49,673                   -
                                                  ------------------  -----------------      -----------------  ------------------
Diluted weighted average common shares
  outstanding                                             85,198,147         71,547,891             78,529,631          68,481,102
                                                  ==================  =================      =================  ==================

EARNINGS PER COMMON SHARE
Basic                                                        $ 0.17             $ 0.36                 $ 0.64              $ 0.47
Diluted                                                      $ 0.17             $ 0.36                 $ 0.64              $ 0.47



                                                     As at Year ended
                                                       December 31,
                                                     ------------------
                                                           2006
                                                     -----------------
Net income available to common shareholders                 $ 152,338
                                                     =================

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic weighted average common shares
  outstanding                                               70,054,087

Dilutive share equivalents:
Warrants                                                            -
Performance share units                                       339,734
Restricted share units                                              -
                                                     -----------------
Diluted weighted average common shares
  outstanding                                               70,393,821
                                                     =================

EARNINGS PER COMMON SHARE
Basic                                                          $ 2.17
Diluted                                                        $ 2.16



                     Flagstone Reinsurance Holdings Limited

                    NON-GAAP FINANCIAL MEASURE RECONCILIATION

                           BOOK VALUE PER COMMON SHARE

                                                          As at June 30,         As at March 31,       As at December 31,
                                                         -------------------------------------------   ------------------
                                                               2007                   2007                   2006
                                                         ------------------   ----------------------   ------------------
DILUTIVE COMMON SHARES AS IF OUTSTANDING

       Common shareholders' equity                           $ 1,085,845          $ 1,061,236            $   864,519

       Common shares outstanding                              85,297,891           84,547,891             71,547,891

                                                             -----------          -----------            -----------
       Book value per common share                           $     12.73          $     12.55            $     12.08
                                                             ===========          ===========            ===========

       Diluted book value on an "as if converted basis"
       Common shareholders' equity                           $ 1,085,845          $ 1,061,236            $   864,519
       add in:
          proceeds on exercise of warrants                            --                   --                     --
                                                             -----------          -----------            -----------
       Adjusted shareholders' equity                         $ 1,085,845          $ 1,061,236            $   864,519
                                                             -----------          -----------            -----------

       As if converted diluted shares outstanding
       Common shares outstanding                              85,297,891           84,547,891             71,547,891
       add in:
          vesting of performance units                         1,538,000            1,381,000                713,000
          vesting of restricted stock                            326,538              254,477                117,727
                                                             -----------          -----------            -----------
       Diluted common shares outstanding                      87,162,429           86,183,368             72,378,618
                                                             -----------          -----------            -----------
       Diluted book value per common share                   $     12.46          $     12.31            $     11.94
                                                             ===========          ===========            ===========


                                                          As at September 30,      As at June 30,
                                                         ----------------------  -------------------
                                                                 2006                   2006
                                                         ----------------------  -------------------
DILUTIVE COMMON SHARES AS IF OUTSTANDING

       Common shareholders' equity                            $   802,416             $   742,153

       Common shares outstanding                               71,547,891              71,547,891

                                                              -----------             -----------
       Book value per common share                            $     11.22             $     10.37
                                                              ===========             ===========

       Diluted book value on an "as if converted basis"
       Common shareholders' equity                           $    802,416             $   742,153
       add in:
          proceeds on exercise of warrants                             --                      --
                                                              -----------             -----------
       Adjusted shareholders' equity                          $  $802,416             $   742,153
                                                              -----------             -----------

       As if converted diluted shares outstanding
       Common shares outstanding                               71,547,891              71,547,891
       add in:
          vesting of performance units                            713,000                 713,000
          vesting of restricted stock                             104,228                      --
                                                              -----------             -----------
       Diluted common shares outstanding                       72,365,119              72,260,891
                                                              -----------             -----------
       Diluted book value per common share                    $     11.09             $     10.27
                                                              ===========             ===========


                     Flagstone Reinsurance Holdings Limited

           Summary Consolidating Balance Sheet - Mont Fort (unaudited)

                                                                     As at June 30, 2007
                                                   ---------------------------------------------------------
                                                     Flagstone
                                                   Consolidated
                                                   Excluding Mont     Mont      Consolidation/  Flagstone
                                                       Fort           Fort        Elimination   Consolidated
                                                   -------------- ------------  --------------  ------------
ASSETS
Investments:
   Fixed maturity investments, at fair value       $   873,864    $   104,796   $        --    $   978,660
   Short term investments, at fair value                25,583             --            --         25,583
   Equity investments, at fair value                    28,766             --            --         28,766
   Other investments                                   158,911             --        (1,473)       157,438
                                                   -----------    -----------   -----------    -----------
Total investments                                    1,087,124        104,796        (1,473)     1,190,447
                                                   -----------    -----------   -----------    -----------

Cash and cash equivalents                              354,592         67,453            --        422,045
Proceeds receivable from initial public offering            --             --            --             --
Reinsurance premium balances receivable                206,854         13,375            --        220,229
Unearned premiums ceded                                 25,747             --       (21,536)         4,211
Accrued interest receivable                              6,494          1,225            --          7,719
Deferred acquisition costs                              33,163          2,102        (1,079)        34,186
Funds withheld                                           5,138             --            --          5,138
Goodwill                                                 6,602             --            --          6,602
Other assets                                            17,573              7            --         17,580
Due from related parties                                 6,418             --        (4,127)         2,291
                                                   -----------    -----------   -----------    -----------
TOTAL ASSETS                                       $ 1,749,705    $   188,958   $   (28,215)   $ 1,910,448
                                                   ===========    ===========   ===========    ===========

LIABILITIES
Loss and loss adjustment expense reserves          $   135,143    $        --   $        --    $   135,143
Unearned premiums                                      269,020         21,536       (21,536)       269,020
Insurance and reinsurance balance payable                  883             --            --            883
Payable for investments purchased                        1,201             --            --          1,201
Long term debt                                         238,290             --            --        238,290
Other liabilites                                        18,040            203        (1,079)        17,164
Due to related parties                                   1,283          4,127        (4,127)         1,283
                                                   -----------    -----------   -----------    -----------
TOTAL LIABILITIES                                      663,860         25,866       (26,742)       662,984
                                                   -----------    -----------   -----------    -----------



Minority Interest                                           --             --       161,619        161,619

SHAREHOLDERS' EQUITY

Common shares                                              853            370          (370)           853
Additional paid-in capital                             901,279        139,130      (139,130)       901,279
Accumulated other comprehensive (loss)                  (2,536)            --            --         (2,536)
Retained earnings                                      186,249         23,592       (23,592)       186,249
                                                   -----------    -----------   -----------    -----------
TOTAL SHAREHOLDERS' EQUITY                           1,085,845        163,092      (163,092)     1,085,845
                                                   -----------    -----------   -----------    -----------

TOTAL LIABILITIES, MINORITY INTEREST AND
  SHAREHOLDERS' EQUITY                             $ 1,749,705    $   188,958   $   (28,215)   $ 1,910,448
                                                   ===========    ===========   ===========    ===========


                                                                     As at March 31, 2007
                                                   ----------------------------------------------------------
                                                      Flagstone
                                                    Consolidated
                                                    Excluding Mont    Mont      Consolidation/  Flagstone
                                                        Fort          Fort        Elimination    Consolidated
                                                    -------------- -----------   -------------   ------------

ASSETS
Investments:
   Fixed maturity investments, at fair value       $   808,241    $    94,268    $        --    $   902,509
   Short term investments, at fair value                 4,974             --             --          4,974
   Equity investments, at fair value                    23,090             --             --         23,090
   Other investments                                   152,726             --         (1,454)       151,272
                                                   -----------    -----------    -----------    -----------
Total investments                                      989,031         94,268         (1,454)     1,081,845
                                                   -----------    -----------    -----------    -----------

Cash and cash equivalents                              129,080         62,111             --        191,191
Proceeds receivable from initial public offering       164,854             --             --        164,854
Reinsurance premium balances receivable                130,041         15,793             --        145,834
Unearned premiums ceded                                 24,006             --        (16,522)         7,484
Accrued interest receivable                              5,039            926             --          5,965
Deferred acquisition costs                              22,167          1,526           (826)        22,867
Funds withheld                                           5,069             --             --          5,069
Goodwill                                                 5,624             --             --          5,624
Other assets                                            20,213            (52)        (2,798)        17,363
Due from related parties                                 1,094             --             --          1,094
                                                   -----------    -----------    -----------    -----------
TOTAL ASSETS                                       $ 1,496,218    $   174,572    $   (21,600)   $ 1,649,190
                                                   ===========    ===========    ===========    ===========

LIABILITIES
Loss and loss adjustment expense reserves          $    66,540    $        --    $        --         66,540
Unearned premiums                                      202,803         16,522        (16,522)       202,803
Insurance and reinsurance balance payable                6,235             --             --          6,235
Payable for investments purchased                        7,246             --             --          7,246
Long term debt                                         137,361             --             --        137,361
Other liabilites                                        13,438             71           (826)        12,683
Due to related parties                                   1,359          2,798         (2,798)         1,359
                                                   -----------    -----------    -----------    -----------
TOTAL LIABILITIES                                      434,982         19,391        (20,146)       434,227
                                                   -----------    -----------    -----------    -----------

                                                                                                -----------

Minority Interest                                           --             --        153,727        153,727

SHAREHOLDERS' EQUITY

Common shares                                              845            370           (370)           845
Additional paid-in capital                             889,631        139,130       (139,130)       889,631
Accumulated other comprehensive (loss)                    (795)            --             --           (795)
Retained earnings                                      171,555         15,681        (15,681)       171,555
                                                   -----------    -----------    -----------    -----------
TOTAL SHAREHOLDERS' EQUITY                           1,061,236        155,181       (155,181)     1,061,236
                                                   -----------    -----------    -----------    -----------

TOTAL LIABILITIES, MINORITY INTEREST AND
  SHAREHOLDERS' EQUITY                             $ 1,496,218    $   174,572    $   (21,600)   $ 1,649,190
                                                   ===========    ===========    ===========    ===========


Flagstone Reinsurance Holdings Limited
Summary Consolidating Income Statements - Mont Fort (unaudited) - Quarter ended

                                                                   June 30, 2007
                                             ---------------------------------------------------------
                                               Flagstone
                                             Consolidated
                                             Excluding Mont     Mont      Consolidation/  Flagstone
                                                 Fort           Fort        Elimination   Consolidated
                                             -------------- ------------  --------------  ------------
REVENUES
Gross premiums written                       $ 181,345       $  14,878       $ (14,878)    $ 181,345
Reinsurance premiums ceded                     (14,878)             --          14,878            --
                                             ---------       ---------       ---------     ---------
Net premiums written                           166,467          14,878              --       181,345

Change in net unearned premiums                (64,489)         (5,014)             --       (69,503)
                                             ---------       ---------       ---------     ---------
Net premiums earned                            101,978           9,864              --       111,842
Net investment income                           18,378           2,153              --        20,531
Net realized and unrealized gains (losses)        (359)         (1,542)             --        (1,901)
Other income                                     2,320          (1,578)           (491)          251
                                             ---------       ---------       ---------     ---------
  Total revenues                               122,317           8,897            (491)      130,723
                                             ---------       ---------       ---------     ---------


EXPENSES
Loss and loss adjustment expenses               77,257              --              --        77,257
Acquisition costs                               14,289             927            (491)       14,725
General and administrative expenses             13,740              60              --        13,800
Interest expense                                 3,520              --              --         3,520
Net foreign exchange gains                         (56)             --              --           (56)
                                             ---------       ---------       ---------     ---------
   Total expenses                              108,750             987            (491)      109,246
                                             ---------       ---------       ---------     ---------

Income before income taxes, minority
  interest and interest in earnings
  of equity invetsments                         13,567           7,910              --        21,477
Provision for income tax                           (77)             --              --           (77)
Minority interest                                   --              --          (7,892)       (7,892)
Interest in earnings of equity investments       1,204              --             (18)        1,186

                                             ---------       ---------       ---------     ---------
NET INCOME                                   $  14,694       $   7,910       $  (7,910)    $  14,694
                                             ---------       ---------       ---------     ---------
Change in net unrealized losses                     --              --              --            --
Change in currency translation
  adjustment                                    (1,741)             --              --        (1,741)
                                             ---------       ---------       ---------     ---------
OMPREHENSIVE INCOME                          $  12,953       $   7,910       $  (7,910)    $  12,953
                                             =========       =========       =========     =========

KEY RATIOS

Loss ratio                                       75.8%                                         69.1%
Acquisition cost ratio                           14.0%                                         13.2%
General and administrative
 expense ratio                                   13.5%                                         12.4%
                                            ---------                                      --------
Combined ratio                                  103.3%                                         94.6%
                                            =========                                      =========



                                                            March 31, 2007
                                            ----------------------------------------------------------
                                               Flagstone
                                             Consolidated
                                             Excluding Mont    Mont       Consolidation/   Flagstone
                                                 Fort          Fort        Elimination    Consolidated
                                             -------------- -----------   -------------   ------------
REVENUES
Gross premiums written                         $ 207,013      $  17,509    $ (17,509)     $ 207,013
Reinsurance premiums ceded                       (25,754)            --       17,509         (8,245)
                                               ---------      ---------    ---------      ---------
Net premiums written                             181,259         17,509           --        198,768

Change in net unearned premiums                  (88,356)        (9,186)          --        (97,542)
                                               ---------      ---------    ---------      ---------
Net premiums earned                               92,903          8,323           --        101,226
Net investment income                             11,639          1,992           --         13,631
Net realized and unrealized gains (losses)         4,707           (193)          --          4,514
Other income                                       2,611         (1,522)        (416)           673
                                               ---------      ---------    ---------      ---------
  Total revenues                                 111,860          8,600         (416)       120,044
                                               ---------      ---------    ---------      ---------


EXPENSES
Loss and loss adjustment expenses                 47,748             --           --         47,748
Acquisition costs                                 12,308            826         (416)        12,718
General and administrative expenses               14,637             32           --         14,669
Interest expense                                   3,264             --           --          3,264
Net foreign exchange gains                        (1,282)            --           --         (1,282)
                                               ---------      ---------    ---------      ---------
   Total expenses                                 76,675            858         (416)        77,117
                                               ---------      ---------    ---------      ---------

Income before income taxes, minority
  interest and interest in earnings
  of equity invetsments                           35,185          7,742           --         42,927
Provision for income tax                             (45)            --           --            (45)
Minority interest                                     --             --       (7,733)        (7,733)
Interest in earnings of equity investments           470             --           (9)           461

                                               ---------      ---------    ---------      ---------
NET INCOME                                     $  35,610      $   7,742    $  (7,742)     $  35,610
                                               ---------      ---------    ---------      ---------
Change in net unrealized losses                       --             --           --              --
Change in currency translation
  adjustment                                        (276)            --           --           (276)
                                               ---------      ---------    ---------      ---------
OMPREHENSIVE INCOME                            $  35,334      $   7,742    $  (7,742)     $  35,334
                                               =========      =========    =========      =========

KEY RATIOS

Loss ratio                                         51.4%                                       47.2%
Acquisition cost ratio                             13.2%                                       12.6%
General and administrative
  expense ratio                                    15.8%                                       14.5%
                                               --------                                    --------
Combined ratio                                     80.4%                                       74.3%
                                               =========                                   ========


                     Flagstone Reinsurance Holdings Limited

                                  REGULATION G
                           NON-GAAP FINANCIAL MEASURES

In presenting the company's results, management has included and discussed a non-GAAP financial measure. Management believes that this non-GAAP measure, which may be defined differently by other companies, better explains the Company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

DILUTED BOOK VALUE PER SHARE
----------------------------

The Company has included diluted book value per share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns that book value per share.